Q4 2015 Earnings Release February 3, 2016 Exhibit 99.2

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Headquartered in Dallas, Texas, Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company with a diversified line of community banking, commercial finance and asset management activities $1.7 billion in assets $1.9 billion in assets managed(1) 525 team members(2) (1) Represents closed collateralized loan obligations (CLOs) managed by Triumph Capital Advisors; (2) 500.5 full time equivalent employees Platform overview

How we go to market Community Banking Reach our communities through service, selling and saturation Emphasize long-term customer relationships Work with our clients throughout economic cycles Maximize value adding cross-sell opportunities A bank for all people, committed to their financial goals in every stage of life Factoring Offered at our Triumph Business Capital subsidiary and under our Triumph Commercial Finance brand Triumph Business Capital is among the largest discount factors in the transportation sector Expanding operations into staffing, distribution and other sectors Asset Based Lending Offered under our Triumph Commercial Finance and Triumph Healthcare Finance brands Decades of experience in our leadership team that has a proven track record in credit discipline Specialized industry expertise in healthcare ABL Relationship-based lending We strive to know our clients and their businesses Equipment Finance Offered under our Triumph Commercial Finance brand National lending platform Transportation Construction Waste management Collateral Multi-use Broad and active resale market Revenue producing Long economic life Low risk of obsolescence Direct sales model built on long term relationships Commercial Finance Asset Management Offered through Triumph Capital Advisors $1.9 billion in assets managed for 5 active CLOs as of 12/31/2015

Fully diluted earnings per share of $0.24 for the quarter Recognized an increase of $0.9 million to the bargain purchase gain associated with the Doral Money, Inc. acquisition, bringing the total gain on the transaction to $15.1 million Organic loan portfolio growth of $106.6 million Non-performing asset ratio improved 2 bps to 1.10% Tangible book value per share increased to $12.79 from $11.06 at December 31, 2014 $4.3 million Net income to common stockholders Q4 2015 highlights COMMERCIAL FINANCE LOAN GROWTH 4.7% NIM 6.20% Net Interest Margin (5.94% adjusted)* ROA 1.10% Return on Average Assets TCE/TA 13.85% Tangible Common Equity / Tangible Assets* *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

Financial highlights Reconciliations of non-GAAP financial measures can be found at the end of the presentation Metric adjusted to exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary and, beginning January 1, 2015, are calculated under the requirements of Basel III 42369 42277 42185 42094 42004 As of and For the Three Months Ended Key Metrics December 31, September 30, June 30, March 31, December 31, 2015 2015 2015 2015 2014 Performance ratios - annualized Return on average assets Return on average assets 1.1010161353075008E-2 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 7.4497863158859354E-2 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 Yield on loans Yield on loans 8.1699999999999995E-2 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 Cost of total deposits Cost of total deposits 6.1061876467827661E-3 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 Net interest margin Net interest margin 6.2014715303038224E-2 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 Net noninterest expense to average assets * Net non-interest expense to average assets (1)(2) 3.9624798740137912E-2 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 Efficiency ratio * Efficiency ratio (1)(2) 0.75401320298690522 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets 1.0957032577648252E-2 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 ALLL to total loans ALLL to total loans 9.7276460366054248E-3 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 Net charge-offs to average loans Net charge-offs to average loans 13057887722384251.130578877223843% 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.16560370302429414 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.18162942126075002 0.19339328651541973 0.19159999999999999 0.2072 0.1956 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.1617052171605165 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.19034867533904509 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 Per Share Amounts Book value per share Book value per share $14.335077008802211 $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 Tangible book value per share Tangible book value per share (1) $12.789177744724778 $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 Basic earnings per share Basic earnings per common share $0.24301653264314707 $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 Diluted earnings per share Diluted earnings per common share $0.24072139059966988 $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 Adjusted diluted earnings per share Adjusted diluted earnings per common share(2) $0.19044162512177512 $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.742732692185357E-2 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2

Chart data labels – dollars in millions Loan portfolio detail Community Banking Commercial Finance Loans Held for Investment 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 42369 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 770.9 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 148.95099999999999 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 80.2 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 75.134 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 215.08799999999999 Premium Finance 1.6120000000000001 Q4 2015 Commercial Finance Products $520.98500000000001 Community Banking $770.9 Q4 2015 % of Total % of Commercial Finance Equipment $148.95099999999999 0.11529741424352787 0.28590266514391005 Asset based lending (Healthcare) $80.2 6.2% 0.15393917291284778 Asset based lending (General) $75.134 5.8% 0.14421528450915094 Factored receivables $215.08799999999999 0.16649159948447423 0.41284873844736408 Premium finance $1.6120000000000001 Real Estate & Farmland $447.51199999999994 Commercial Real Estate $291.81900000000002 Commercial $191.07099999999997 Construction, Land Development, Land $43.875999999999998 Consumer $13.05 1-4 Family Residential Properties $78.244 Mortgage Warehouse $120.879 Farmland $33.573 Commercial $191.07099999999997 Consumer $13.05 Mortgage Warehouse $120.879 42369 % of Total % of Community Banking Commercial Real Estate $291.81900000000002 0.22588620504147042 0.37854326112336234 Construction, Land Development, Land $43.875999999999998 3.4% 5.7% 1-4 Family Residential Properties $78.244 6.6% 0.10149695161499546 Farmland $33.573 2.6% 4.4% Commercial $189.45899999999997 0.14665314637138752 0.24576339343624332 Consumer $13.05 1.1% 1.7% Mortgage Warehouse $120.879 9.4% 0.15680243870800364 REAL ESTATE Commercial Real Estate $291.81900000000002 Construction, Land & Development $43.875999999999998 1-4 Family Residential $78.244 Farmland $33.573 COMMERCIAL $189.45899999999997 CONSUMER $13.05 MORTGAGE WAREHOUSE $120.879 FACTORED RECEIVABLES $215.08799999999999 EQUIPMENT FINANCE $148.95099999999999 HEALTHCARE ASSET $80.2 BASED LENDING ASSET BASED LENDING $75.134 PREMIUM FINANCE $1.6120000000000001 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 42369 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 770.9 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 148.95099999999999 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 80.2 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 75.134 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 215.08799999999999 Premium Finance 1.6120000000000001 Q4 2015 Commercial Finance Products $520.98500000000001 Community Banking $770.9 Q4 2015 % of Total % of Commercial Finance Equipment $148.95099999999999 0.11529741424352787 0.28590266514391005 Asset based lending (Healthcare) $80.2 6.2% 0.15393917291284778 Asset based lending (General) $75.134 5.8% 0.14421528450915094 Factored receivables $215.08799999999999 0.16649159948447423 0.41284873844736408 Premium finance $1.6120000000000001 Real Estate & Farmland $447.51199999999994 Commercial Real Estate $291.81900000000002 Commercial $191.07099999999997 Construction, Land Development, Land $43.875999999999998 Consumer $13.05 1-4 Family Residential Properties $78.244 Mortgage Warehouse $120.879 Farmland $33.573 Commercial $191.07099999999997 Consumer $13.05 Mortgage Warehouse $120.879 42369 % of Total % of Community Banking Commercial Real Estate $291.81900000000002 0.22588620504147042 0.37854326112336234 Construction, Land Development, Land $43.875999999999998 3.4% 5.7% 1-4 Family Residential Properties $78.244 6.6% 0.10149695161499546 Farmland $33.573 2.6% 4.4% Commercial $189.45899999999997 0.14665314637138752 0.24576339343624332 Consumer $13.05 1.1% 1.7% Mortgage Warehouse $120.879 9.4% 0.15680243870800364 REAL ESTATE Commercial Real Estate $291.81900000000002 Construction, Land & Development $43.875999999999998 1-4 Family Residential $78.244 Farmland $33.573 COMMERCIAL $189.45899999999997 CONSUMER $12.950000000000001 **Rounded MORTGAGE WAREHOUSE $120.879 FACTORED RECEIVABLES $215.08799999999999 EQUIPMENT FINANCE $148.95099999999999 HEALTHCARE ASSET $80.2 BASED LENDING ASSET BASED LENDING $75.134 PREMIUM FINANCE $1.6120000000000001

Loan mix, yield, and growth *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

Loan yields and net interest margin Loan Yields Net Interest Margin ** SNL U.S. Bank $1B-$5B : Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of 2/1/2016 *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

Deposit mix, rate, and growth

Non-interest Income Note: Excludes bargain purchase gain in 2015 for comparability purposes

Non-interest Expense *Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Efficiency ratio calculated on adjusted non-interest expense.

Asset Quality

Coverage Analysts: Brad Milsaps - Sandler O’Neill & Partners Stephen Moss - Evercore ISI Jared Shaw - Wells Fargo Securities, LLC Jefferson Harralson - Keefe, Bruyette and Woods Bill Carcache - Nomura Securities International Investment Considerations We are an entrepreneurial financial services company that seeks to balance financial returns with franchise value creation We prefer to spread our risk all along the economic continuum (start-ups to mature businesses) through a variety of community banking and commercial finance products and services We provide bundled services (insurance, treasury management, etc.) which contribute to operational efficiency, client retention and relational pricing power We leverage a highly experienced, well respected executive leadership team who has experience at much larger institutions Our community banking and commercial finance lending operations are built on policies, processes and, most importantly, people that have successfully navigated multiple credit cycles appendix

Non-GAAP Financial Reconciliation The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. 42369QTD 42185QTD 42094QTD 42094QTD 42004QTD 42369 42277 42185 42094 42004 365 365 365 365 365 92 92 91 90 92 As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Net income $4,509 $5,928 $4,652 $14,044 $2,807 6306999 Less: bargain purchase gain, non-taxable 900 1,708 0 12,509 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 0 158 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 0 1,138 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 0 195 0 Adjusted net income $3,609 $4,220 $4,652 $2,636 $2,807 Effect of noncontrolling interests and preferred shares -,197 -,196 -,195 -,192 -,786 Adjusted net income available to common stockholders $3,412 $4,024 $4,457 $2,444 $2,021 Diluted_Shrs Weighted average shares outstanding - diluted 17,916,251.228260871 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 ,676,351 0 Adjusted weighted average shares outstanding - diluted 17,916,251.228260871 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 Adjusted diluted earnings per common share $0.19044162512177512 $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 Net income available to common stockholders $4,312 $5,732 $4,457 $13,852 $2,021 AvgTangEq Average tangible common equity ,229,635.61567069197 ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 Return on average tangible common equity 7.4497987842097685E-2 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 Efficiency ratio: Net interest income $23,050 $23,231 $24,645 $19,725 $21,329 Non-interest income 5,571 6,298 4,769 16,659 3,721 Operating revenue 28,621 29,529 29,414 36,384 25,050 6306999 Less: bargain purchase gain 900 1,708 0 12,509 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted operating revenue $27,721 $27,821 $29,414 $23,575 $25,050 Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Acq Costs Less: merger and acquisition expenses 0 0 0 242.98099999999999 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Manual Adj Adjusted non-interest expenses $20,902 $20,545 $19,635 $18,790.19 $19,685 Efficiency ratio 0.75401320298690522 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 Net non-interest expense to average assets ratio: Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Acq Costs Less: merger and acquisition expenses 0 0 0 243 0 Manual Adj Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expense $20,902 $20,545 $19,635 $18,790 $19,685 Total non-interest income $5,571 $6,298 $4,769 $16,659 $3,721 Less: bargain purchase gain 900 1,708 0 12,509 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted non-interest income $4,671 $4,590 $4,769 $3,850 $3,721 Adjusted net non-interest expenses $16,231 $15,955 $14,866 $14,940 $15,964 AvgAssets Average total assets $1,624,890.9971008352 $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 Net non-interest expense to average assets ratio 3.9630183425081428E-2 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Reported yield on loans 8.17% 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% DisAcrLYLD Effect of accretion income on acquired loans -0.326781499036891% -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% Adjusted yield on loans 7.8432185009631089E-2 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 Reported net interest margin 6.201471530303822% 6.453943023929222% 7.2% 6.11% 6.58% DisAcrLNIM Effect of accretion income on acquired loans -0.26% -0.31% -0.42% -0.35% -0.530943042774636% Adjusted net interest margin 5.941208443951064E-2 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 Total stockholders' equity $,268,038 $,263,919 $,257,479 $,252,677 $,237,509 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,258,292 ,254,173 ,247,733 ,242,931 ,227,763 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Tangible common stockholders' equity $,230,438 $,225,178 $,217,559 $,212,720 $,198,706 Shares outstanding end of period Common shares outstanding 18,018,200 18,040,072 18,041,072 17,963,783 17,963,782.93 Tangible book value per share $12.789179829283725 $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 Total assets at end of period $1,691,313 $1,581,463 $1,529,259 $1,472,743 $1,447,898 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Adjusted total assets at period end $1,663,459 $1,552,468 $1,499,085 $1,442,532 $1,418,841 Tangible common stockholders' equity ratio 0.13852941370962554 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Net income $4,509 $5,928 $4,652 $14,044 $2,807 Less: bargain purchase gain, non-taxable 900 1,708 0 12,509 0 Add: merger and acquisition expenses, net of tax 0 0 0 158 0 Add: incremental bonus related to acquisition, net of tax 0 0 0 1,138 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 0 195 0 Adjusted net income $3,609 $4,220 $4,652 $2,636 $2,807 Effect of noncontrolling interests and preferred shares -,197 -,196 -,195 -,192 -,786 Adjusted net income available to common stockholders $3,412 $4,024 $4,457 $2,444 $2,021 Weighted average shares outstanding - diluted 17,916,251.228260871 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 Less: adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 ,676,351 0 Adjusted weighted average shares outstanding - diluted 17,916,251.228260871 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 Adjusted diluted earnings per common share $0.19044162512177512 $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 Net income available to common stockholders $4,312 $5,732 $4,457 $13,852 $2,021 Average tangible common equity ,229,635.61567069197 ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 Return on average tangible common equity 7.4497987842097685E-2 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Efficiency ratio: Net interest income $23,050 $23,231 $24,645 $19,725 $21,329 Non-interest income 5,571 6,298 4,769 16,659 3,721 Operating revenue 28,621 29,529 29,414 36,384 25,050 Less: bargain purchase gain 900 1,708 0 12,509 0 Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted operating revenue $27,721 $27,821 $29,414 $23,575 $25,050 Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Less: merger and acquisition expenses 0 0 0 242.98099999999999 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expenses $20,902 $20,545 $19,635 $18,790.19 $19,685 Efficiency ratio 0.75401320298690522 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 Net non-interest expense to average assets ratio: Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Less: merger and acquisition expenses 0 0 0 243 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expense $20,902 $20,545 $19,635 $18,790 $19,685 Total non-interest income $5,571 $6,298 $4,769 $16,659 $3,721 Less: bargain purchase gain 900 1,708 0 12,509 0 Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted non-interest income $4,671 $4,590 $4,769 $3,850 $3,721 Adjusted net non-interest expenses $16,231 $15,955 $14,866 $14,940 $15,964 Average total assets 1,624,890.9971008352 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 Net non-interest expense to average assets ratio 3.9630183425081428E-2 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Reported yield on loans 8.17% 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% Effect of accretion income on acquired loans -0.326781499036891% -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% Adjusted yield on loans 7.8432185009631089E-2 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 Reported net interest margin 6.201471530303822% 6.453943023929222% 7.2% 6.11% 6.58% Effect of accretion income on acquired loans -0.26% -0.31% -0.42% -0.35% -0.530943042774636% Adjusted net interest margin 5.941208443951064E-2 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 Total stockholders' equity $,268,038 $,263,919 $,257,479 $,252,677 $,237,509 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,258,292 ,254,173 ,247,733 ,242,931 ,227,763 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Tangible common stockholders' equity $,230,438 $,225,178 $,217,559 $,212,720 $,198,706 Common shares outstanding at end of period 18,018,200 18,040,072 18,041,072 17,963,783 17,963,782.93 Tangible book value per share $12.789179829283725 $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 Total assets at end of period $1,691,313 $1,581,463 $1,529,259 $1,472,743 $1,447,898 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Adjusted total assets at period end $1,663,459 $1,552,468 $1,499,085 $1,442,532 $1,418,841 Tangible common stockholders' equity ratio 0.13852941370962554 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827

Non-GAAP Financial Reconciliation 42369QTD 42185QTD 42094QTD 42094QTD 42004QTD 42369 42277 42185 42094 42004 365 365 365 365 365 92 92 91 90 92 As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Net income $4,509 $5,928 $4,652 $14,044 $2,807 6306999 Less: bargain purchase gain, non-taxable 900 1,708 0 12,509 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 0 158 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 0 1,138 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 0 195 0 Adjusted net income $3,609 $4,220 $4,652 $2,636 $2,807 Effect of noncontrolling interests and preferred shares -,197 -,196 -,195 -,192 -,786 Adjusted net income available to common stockholders $3,412 $4,024 $4,457 $2,444 $2,021 Diluted_Shrs Weighted average shares outstanding - diluted 17,916,251.228260871 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 ,676,351 0 Adjusted weighted average shares outstanding - diluted 17,916,251.228260871 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 Adjusted diluted earnings per common share $0.19044162512177512 $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 Net income available to common stockholders $4,312 $5,732 $4,457 $13,852 $2,021 AvgTangEq Average tangible common equity ,229,635.61567069197 ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 Return on average tangible common equity 7.4497987842097685E-2 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 Efficiency ratio: Net interest income $23,050 $23,231 $24,645 $19,725 $21,329 Non-interest income 5,571 6,298 4,769 16,659 3,721 Operating revenue 28,621 29,529 29,414 36,384 25,050 6306999 Less: bargain purchase gain 900 1,708 0 12,509 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted operating revenue $27,721 $27,821 $29,414 $23,575 $25,050 Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Acq Costs Less: merger and acquisition expenses 0 0 0 242.98099999999999 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Manual Adj Adjusted non-interest expenses $20,902 $20,545 $19,635 $18,790.19 $19,685 Efficiency ratio 0.75401320298690522 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 Net non-interest expense to average assets ratio: Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Acq Costs Less: merger and acquisition expenses 0 0 0 243 0 Manual Adj Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expense $20,902 $20,545 $19,635 $18,790 $19,685 Total non-interest income $5,571 $6,298 $4,769 $16,659 $3,721 Less: bargain purchase gain 900 1,708 0 12,509 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted non-interest income $4,671 $4,590 $4,769 $3,850 $3,721 Adjusted net non-interest expenses $16,231 $15,955 $14,866 $14,940 $15,964 AvgAssets Average total assets $1,624,890.9971008352 $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 Net non-interest expense to average assets ratio 3.9630183425081428E-2 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Reported yield on loans 8.17% 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% DisAcrLYLD Effect of accretion income on acquired loans -0.326781499036891% -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% Adjusted yield on loans 7.8432185009631089E-2 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 Reported net interest margin 6.201471530303822% 6.453943023929222% 7.2% 6.11% 6.58% DisAcrLNIM Effect of accretion income on acquired loans -0.26% -0.31% -0.42% -0.35% -0.530943042774636% Adjusted net interest margin 5.941208443951064E-2 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 Total stockholders' equity $,268,038 $,263,919 $,257,479 $,252,677 $,237,509 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,258,292 ,254,173 ,247,733 ,242,931 ,227,763 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Tangible common stockholders' equity $,230,438 $,225,178 $,217,559 $,212,720 $,198,706 Shares outstanding end of period Common shares outstanding 18,018,200 18,040,072 18,041,072 17,963,783 17,963,782.93 Tangible book value per share $12.789179829283725 $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 Total assets at end of period $1,691,313 $1,581,463 $1,529,259 $1,472,743 $1,447,898 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Adjusted total assets at period end $1,663,459 $1,552,468 $1,499,085 $1,442,532 $1,418,841 Tangible common stockholders' equity ratio 0.13852941370962554 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Net income $4,509 $5,928 $4,652 $14,044 $2,807 Less: bargain purchase gain, non-taxable 900 1,708 0 12,509 0 Add: merger and acquisition expenses, net of tax 0 0 0 158 0 Add: incremental bonus related to acquisition, net of tax 0 0 0 1,138 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 0 195 0 Adjusted net income $3,609 $4,220 $4,652 $2,636 $2,807 Effect of noncontrolling interests and preferred shares -,197 -,196 -,195 -,192 -,786 Adjusted net income available to common stockholders $3,412 $4,024 $4,457 $2,444 $2,021 Weighted average shares outstanding - diluted 17,916,251.228260871 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 Less: adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 ,676,351 0 Adjusted weighted average shares outstanding - diluted 17,916,251.228260871 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 Adjusted diluted earnings per common share $0.19044162512177512 $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 Net income available to common stockholders $4,312 $5,732 $4,457 $13,852 $2,021 Average tangible common equity ,229,635.61567069197 ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 Return on average tangible common equity 7.4497987842097685E-2 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Efficiency ratio: Net interest income $23,050 $23,231 $24,645 $19,725 $21,329 Non-interest income 5,571 6,298 4,769 16,659 3,721 Operating revenue 28,621 29,529 29,414 36,384 25,050 Less: bargain purchase gain 900 1,708 0 12,509 0 Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted operating revenue $27,721 $27,821 $29,414 $23,575 $25,050 Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Less: merger and acquisition expenses 0 0 0 242.98099999999999 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expenses $20,902 $20,545 $19,635 $18,790.19 $19,685 Efficiency ratio 0.75401320298690522 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 Net non-interest expense to average assets ratio: Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Less: merger and acquisition expenses 0 0 0 243 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expense $20,902 $20,545 $19,635 $18,790 $19,685 Total non-interest income $5,571 $6,298 $4,769 $16,659 $3,721 Less: bargain purchase gain 900 1,708 0 12,509 0 Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted non-interest income $4,671 $4,590 $4,769 $3,850 $3,721 Adjusted net non-interest expenses $16,231 $15,955 $14,866 $14,940 $15,964 Average total assets 1,624,890.9971008352 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 Net non-interest expense to average assets ratio 3.9630183425081428E-2 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Reported yield on loans 8.17% 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% Effect of accretion income on acquired loans -0.326781499036891% -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% Adjusted yield on loans 7.8432185009631089E-2 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 Reported net interest margin 6.201471530303822% 6.453943023929222% 7.2% 6.11% 6.58% Effect of accretion income on acquired loans -0.26% -0.31% -0.42% -0.35% -0.530943042774636% Adjusted net interest margin 5.941208443951064E-2 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 Total stockholders' equity $,268,038 $,263,919 $,257,479 $,252,677 $,237,509 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,258,292 ,254,173 ,247,733 ,242,931 ,227,763 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Tangible common stockholders' equity $,230,438 $,225,178 $,217,559 $,212,720 $,198,706 Common shares outstanding at end of period 18,018,200 18,040,072 18,041,072 17,963,783 17,963,782.93 Tangible book value per share $12.789179829283725 $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 Total assets at end of period $1,691,313 $1,581,463 $1,529,259 $1,472,743 $1,447,898 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Adjusted total assets at period end $1,663,459 $1,552,468 $1,499,085 $1,442,532 $1,418,841 Tangible common stockholders' equity ratio 0.13852941370962554 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827

Non-GAAP Financial Reconciliation 42369QTD 42185QTD 42094QTD 42094QTD 42004QTD 42369 42277 42185 42094 42004 365 365 365 365 365 92 92 91 90 92 As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Net income $4,509 $5,928 $4,652 $14,044 $2,807 6306999 Less: bargain purchase gain, non-taxable 900 1,708 0 12,509 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 0 158 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 0 1,138 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 0 195 0 Adjusted net income $3,609 $4,220 $4,652 $2,636 $2,807 Effect of noncontrolling interests and preferred shares -,197 -,196 -,195 -,192 -,786 Adjusted net income available to common stockholders $3,412 $4,024 $4,457 $2,444 $2,021 Diluted_Shrs Weighted average shares outstanding - diluted 17,916,251.228260871 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 ,676,351 0 Adjusted weighted average shares outstanding - diluted 17,916,251.228260871 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 Adjusted diluted earnings per common share $0.19044162512177512 $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 Net income available to common stockholders $4,312 $5,732 $4,457 $13,852 $2,021 AvgTangEq Average tangible common equity ,229,635.61567069197 ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 Return on average tangible common equity 7.4497987842097685E-2 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 Efficiency ratio: Net interest income $23,050 $23,231 $24,645 $19,725 $21,329 Non-interest income 5,571 6,298 4,769 16,659 3,721 Operating revenue 28,621 29,529 29,414 36,384 25,050 6306999 Less: bargain purchase gain 900 1,708 0 12,509 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted operating revenue $27,721 $27,821 $29,414 $23,575 $25,050 Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Acq Costs Less: merger and acquisition expenses 0 0 0 242.98099999999999 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Manual Adj Adjusted non-interest expenses $20,902 $20,545 $19,635 $18,790.19 $19,685 Efficiency ratio 0.75401320298690522 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 Net non-interest expense to average assets ratio: Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Acq Costs Less: merger and acquisition expenses 0 0 0 243 0 Manual Adj Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expense $20,902 $20,545 $19,635 $18,790 $19,685 Total non-interest income $5,571 $6,298 $4,769 $16,659 $3,721 Less: bargain purchase gain 900 1,708 0 12,509 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted non-interest income $4,671 $4,590 $4,769 $3,850 $3,721 Adjusted net non-interest expenses $16,231 $15,955 $14,866 $14,940 $15,964 AvgAssets Average total assets $1,624,890.9971008352 $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 Net non-interest expense to average assets ratio 3.9630183425081428E-2 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Reported yield on loans 8.17% 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% DisAcrLYLD Effect of accretion income on acquired loans -0.326781499036891% -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% Adjusted yield on loans 7.8432185009631089E-2 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 Reported net interest margin 6.201471530303822% 6.453943023929222% 7.2% 6.11% 6.58% DisAcrLNIM Effect of accretion income on acquired loans -0.26% -0.31% -0.42% -0.35% -0.530943042774636% Adjusted net interest margin 5.941208443951064E-2 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 Total stockholders' equity $,268,038 $,263,919 $,257,479 $,252,677 $,237,509 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,258,292 ,254,173 ,247,733 ,242,931 ,227,763 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Tangible common stockholders' equity $,230,438 $,225,178 $,217,559 $,212,720 $,198,706 Shares outstanding end of period Common shares outstanding 18,018,200 18,040,072 18,041,072 17,963,783 17,963,782.93 Tangible book value per share $12.789179829283725 $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 Total assets at end of period $1,691,313 $1,581,463 $1,529,259 $1,472,743 $1,447,898 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Adjusted total assets at period end $1,663,459 $1,552,468 $1,499,085 $1,442,532 $1,418,841 Tangible common stockholders' equity ratio 0.13852941370962554 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Net income $4,509 $5,928 $4,652 $14,044 $2,807 Less: bargain purchase gain, non-taxable 900 1,708 0 12,509 0 Add: merger and acquisition expenses, net of tax 0 0 0 158 0 Add: incremental bonus related to acquisition, net of tax 0 0 0 1,138 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 0 195 0 Adjusted net income $3,609 $4,220 $4,652 $2,636 $2,807 Effect of noncontrolling interests and preferred shares -,197 -,196 -,195 -,192 -,786 Adjusted net income available to common stockholders $3,412 $4,024 $4,457 $2,444 $2,021 Weighted average shares outstanding - diluted 17,916,251.228260871 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 Less: adjusted effects of assumed Preferred Stock conversion 0 ,676,351 0 ,676,351 0 Adjusted weighted average shares outstanding - diluted 17,916,251.228260871 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 Adjusted diluted earnings per common share $0.19044162512177512 $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 Net income available to common stockholders $4,312 $5,732 $4,457 $13,852 $2,021 Average tangible common equity ,229,635.61567069197 ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 Return on average tangible common equity 7.4497987842097685E-2 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Efficiency ratio: Net interest income $23,050 $23,231 $24,645 $19,725 $21,329 Non-interest income 5,571 6,298 4,769 16,659 3,721 Operating revenue 28,621 29,529 29,414 36,384 25,050 Less: bargain purchase gain 900 1,708 0 12,509 0 Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted operating revenue $27,721 $27,821 $29,414 $23,575 $25,050 Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Less: merger and acquisition expenses 0 0 0 242.98099999999999 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expenses $20,902 $20,545 $19,635 $18,790.19 $19,685 Efficiency ratio 0.75401320298690522 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 Net non-interest expense to average assets ratio: Total non-interest expenses $20,902 $20,545 $19,635 $20,783 $19,685 Less: merger and acquisition expenses 0 0 0 243 0 Less: incremental bonus related to acquisition 0 0 0 1,750 0 Adjusted non-interest expense $20,902 $20,545 $19,635 $18,790 $19,685 Total non-interest income $5,571 $6,298 $4,769 $16,659 $3,721 Less: bargain purchase gain 900 1,708 0 12,509 0 Less: escrow recovery from Doral Healthcare Finance 0 0 0 300 0 Adjusted non-interest income $4,671 $4,590 $4,769 $3,850 $3,721 Adjusted net non-interest expenses $16,231 $15,955 $14,866 $14,940 $15,964 Average total assets 1,624,890.9971008352 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 Net non-interest expense to average assets ratio 3.9630183425081428E-2 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended December 31, September 30, June 30, March 31, December 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2015 2014 Reported yield on loans 8.17% 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% Effect of accretion income on acquired loans -0.326781499036891% -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% Adjusted yield on loans 7.8432185009631089E-2 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 Reported net interest margin 6.201471530303822% 6.453943023929222% 7.2% 6.11% 6.58% Effect of accretion income on acquired loans -0.26% -0.31% -0.42% -0.35% -0.530943042774636% Adjusted net interest margin 5.941208443951064E-2 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 Total stockholders' equity $,268,038 $,263,919 $,257,479 $,252,677 $,237,509 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,258,292 ,254,173 ,247,733 ,242,931 ,227,763 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Tangible common stockholders' equity $,230,438 $,225,178 $,217,559 $,212,720 $,198,706 Common shares outstanding at end of period 18,018,200 18,040,072 18,041,072 17,963,783 17,963,782.93 Tangible book value per share $12.789179829283725 $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 Total assets at end of period $1,691,313 $1,581,463 $1,529,259 $1,472,743 $1,447,898 Less: Goodwill and other intangibles 27,854 28,995 30,174 30,211 29,057 Adjusted total assets at period end $1,663,459 $1,552,468 $1,499,085 $1,442,532 $1,418,841 Tangible common stockholders' equity ratio 0.13852941370962554 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827